MET INVESTORS SERIES TRUST

                         Met/Templeton Growth Portfolio

                         SUPPLEMENT DATED MAY 6, 2008 TO
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2008


         This Supplement is made as of May 6, 2008 to the Statement of Additional Information ("SAI") of Met Investors Series Trust (the "Trust") dated April 28, 2008.

         Effective immediately, the following replaces in its entirety the information appearing under the heading "INVESTMENT OBJECTIVES AND POLICIES--Repurchase Agreements" on page 40 of the Trust's SAI:

         Repurchase Agreements.  (All Portfolios)

                  Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.